Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    January 31, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	3/6/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    January 1, 2017 to January 31, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$5,404,240.07	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	1,064,296.67		11,805,055.66
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$1,064,296.67		$11,805,055.66

3.	Cash Disbursements
	Operations	857,879.13		15,977,830.82
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		0

	Total Cash Disbursements	$857,879.13		$16,232,152.42

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	206,417.54		(4,427,096.76)

5.	Ending Cash Balance (to Form 2-C)	$5,610,657.61	(2)	$5,610,657.61	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,882,268.18

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	538,103.18

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$5,610,657.61	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    January 1, 2017 to January 31, 2017

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
1/5/2017	John Lockridge	Joint interest billing reimbursement	$630.05
1/5/2017	Providence Energy Corp.	Joint interest billing reimbursement	410.36
1/5/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	412.09
1/5/2017	Warren Resources, Inc.	Joint interest billing reimbursement	102,062.50
1/5/2017	BreitBurn Operating LP	Revenue - non-operated properties	4,602.00
1/5/2017	Chevron U.S.A. Inc.	Revenue - non-operated properties	1,354.01
1/5/2017	Foundation Energy	Revenue - non-operated properties	10.71
1/5/2017	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	113.31
1/5/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	2,195.12
1/5/2017	Omimex Petroleum Inc	Revenue - non-operated properties	21.07
1/5/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	3,629.70
1/5/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	613.43
1/12/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	151.73
1/12/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	803.95
1/12/2017	Oasis Petroleum North America	Revenue - non-operated properties	1,013.22
1/17/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	107.21
1/17/2017	Tundra Resources LLC	Joint interest billing reimbursement	16.50
1/17/2017	Mike Bonds	Joint interest billing reimbursement	79.05
1/24/2017	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	62.75
1/24/2017	Black Bear Oil Corp.	Revenue - non-operated properties	2.55
1/24/2017	EOG Resources, Inc.	Revenue - non-operated properties	67.60
1/24/2017	EnCana Oil & Gas (USA) Inc	Revenue - non-operated properties	113.31
1/24/2017	SM Energy	Revenue - non-operated properties	225.76
1/24/2017	Shell Trading	Revenue - non-operated properties	21,925.46
1/25/2017	ConocoPhillips Company	Revenue - non-operated properties	19,459.01
1/31/2017	Summit Energy LLC	Joint interest billing reimbursement	904,119.88

		Total Cash Receipts	$1,064,202.33	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    January 1, 2017 to January 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

1/31/2017	ANB Bank	January 2017 interest	94.34

		Total Cash Receipts - Operations	$94.34	(1)

Total Cash Receipts	$94.34	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    January 1, 2017 to January 31, 2017

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
1/5/2017	46283	361 Services Inc	General and administrative expenses	$3,961.50
1/5/2017	46284	Adam Fenster	General and administrative expenses	529.75
1/5/2017	46285	Alsco	Field operating expenses	256.66
1/5/2017	46286	Anadarko E&P Onshore LLC	Joint interest billing payment	3,579.33
1/5/2017	46287	Barry W. Spector	Legal fees - Debtor	187.50
1/5/2017	46288	Brent Hathaway	General and administrative expenses	7,500.00
1/5/2017	46289	Burlington Resources	Joint interest billing payment	25,239.91
1/5/2017	46290	C&G Roustabout Services, LLC	Field operating expenses	2,101.20
1/5/2017	46291	Chaco Energy Co.	Joint interest billing payment	57.18
1/5/2017	46292	Chevron USA, Inc.	Joint interest billing payment	935.79
1/5/2017	46293	Computershare Trust Co, Inc.	General and administrative expenses	565.29
1/5/2017	46294	DNOW03	Field operating expenses	261.07
1/5/2017	46295	GMT Exploration Comp. LLC	Joint interest billing payment	5,051.89
1/5/2017	46296	GTT Communications, Inc	General and administrative expenses	788.78
1/5/2017	46297	Homax Oil Sales Inc.	Field operating expenses	913.59
1/5/2017	46298	J&M Trucking, Inc.	Field operating expenses	1,025.80
1/5/2017	46299	KLX Energy Services LLC	Field operating expenses	930.15
1/5/2017	46300	Kel-Tech, Inc.	Field operating expenses	8,087.20
1/5/2017	46301	Moncrief Royalty Account	Joint interest billing payment	761.33
1/5/2017	46302	Montex Drilling Company	Field operating expenses	600.57
1/5/2017	46303	Neofirma, Inc.	General and administrative expenses	1,801.00
1/5/2017	46304	PDS Energy Information Inc.	General and administrative expenses	124.65
1/5/2017	46305	PMI, Inc.	Field operating expenses	55.50
1/5/2017	46306	Patrick R. Sheehan	Field operating expenses	700.00
1/5/2017	46307	Rocky Mountain Power	Field operating expenses	130,856.72
1/5/2017	46308	Summit County	Payment of taxes	85.66
1/5/2017	46309	Sweetwater County Treasurer	Payment of taxes	190.45
1/5/2017	46310	Taylor Simonton	General and administrative expenses	7,500.00
1/5/2017	46311	Union Telephone Company	Field operating expenses	884.83
1/5/2017	46312	United Supply of the Rockies	Field operating expenses	413.40
1/5/2017	46313	Warren Resources, Inc.	Joint interest billing payment	126,962.32
1/5/2017	46314	Zedi	Field operating expenses	1,071.20
1/5/2017	46315	Roy G. Cohee	General and administrative expenses	7,500.00
1/12/2017	46316	361 Services Inc	General and administrative expenses	2,225.50
1/12/2017	46317	All American Records	General and administrative expenses	165.92
1/12/2017	46318	Alsco	Field operating expenses	542.11
1/12/2017	46319	Atlas Automation	Field operating expenses	2,097.97
1/12/2017	46320	Bob Hunter	Field operating expenses	220.77
1/12/2017	46321	Bracewell LLP	Legal fees - Creditor	15,306.15
1/12/2017	46322	C&G Roustabout Services, LLC	Field operating expenses	2,062.56
1/12/2017	46323	Complete Energy Services, Inc.	Field operating expenses	212.50
1/12/2017	46324	Culligan, Inc.	General and administrative expenses	29.00
1/12/2017	46325	DJ'S Glass	Field operating expenses	40.00
1/12/2017	46326	Dubois Telephone Exchange	Field operating expenses	238.96

1/12/2017	46327	Homax Oil Sales Inc.	Field operating expenses	6,634.97
1/12/2017	46328	KLX Energy Services LLC	Field operating expenses	948.70
1/12/2017	46329	Kel-Tech, Inc.	Field operating expenses	6,198.21
1/12/2017	46330	Konica Minolta	General and administrative expenses	616.31
1/12/2017	46331	Natrona County Treasurer	Payment of taxes	901.92
1/12/2017	46332	PDS Energy Information Inc.	General and administrative expenses	97.60
1/12/2017	46333	PayFlex Systems USA, Inc.	General and administrative expenses	200.00
1/12/2017	46334	Powder River Energy Group	Field operating expenses	397.00
1/12/2017	46335	REDDOG Systems Inc.	General and administrative expenses	523.00
1/12/2017	46336	RPA Advisors, LLC	Advisory Fees - Creditor	31,908.24
1/12/2017	46337	Rawlins Automotive, Inc.	Field operating expenses	127.19
1/12/2017	46338	Robert Belford	Field operating expenses	15.90
1/12/2017	46339	Roberto Lopez-Zaragoza	Field operating expenses	77.33
1/12/2017	46340	Ron's Contract Pumping Serv.	Field operating expenses	603.00
1/12/2017	46341	Skyline Motors Inc.	Field operating expenses	61.80
1/12/2017	46342	Tin Boy Garage, LLC	Field operating expenses	21.20
1/12/2017	46343	United Site Services of NV,Inc	Field operating expenses	1,013.28
1/12/2017	46344	United Supply of the Rockies	Field operating expenses	580.97
1/12/2017	46345	Verizon Wireless	Field operating expenses	75.49
1/12/2017	46346	Winchester Well Service, Inc.	Field operating expenses	23,618.04
1/12/2017	46347	Zedi	Field operating expenses	4,438.60
1/19/2017	46348	361 Services Inc	General and administrative expenses	5,296.25
1/19/2017	46349	BreitBurn Operating LP	Joint interest billing payment	3,797.25
1/19/2017	46350	C&G Roustabout Services, LLC	Field operating expenses	1,720.56
1/19/2017	46351	Computershare Trust Co, Inc.	General and administrative expenses	883.03
1/19/2017	46352	Davis Construction	Field operating expenses	1,589.09
1/19/2017	46353	Extinguisher Solutions, Inc.	Field operating expenses	8,315.04
1/19/2017	46354	GMT Exploration Comp. LLC	Joint interest billing payment	3,002.36
1/19/2017	46355	Homax Oil Sales Inc.	Field operating expenses	2,629.62
1/19/2017	46356	Kel-Tech, Inc.	Field operating expenses	7,192.01
1/19/2017	46357	Kiowa County Treasurer	Payment of taxes	10.31
1/19/2017	46358	Manager of Finance	General and administrative expenses	378.38
1/19/2017	46359	Moncrief Royalty Account	Joint interest billing payment	820.23
1/19/2017	46360	Neofirma, Inc.	General and administrative expenses	1,026.00
1/19/2017	46361	Office of State Lands & Invest	Payment of royalties/overrides	4,415.42
1/19/2017	46362	Oil & Gas Conservation Comm.	Payment of taxes	283.91
1/19/2017	46363	P2 Energy Solutions	General and administrative expenses	150.00
1/19/2017	46364	RapidScale, Inc.	General and administrative expenses	250.00
1/19/2017	46365	Robidoux Oilfield Services	Field operating expenses	148.40
1/19/2017	46366	The Buckner Company	General and administrative expenses	16,361.00
1/19/2017	46367	Tin Boy Garage, LLC	Field operating expenses	119.02
1/19/2017	46368	True Value of Rawlins	Field operating expenses	22.27
1/19/2017	46369	ZOCO Unlimited, Inc.	Field operating expenses	900.00
1/19/2017	46370	U. S. Trustee	Bankruptcy fees	9,750.00
1/27/2017	46386	Alsco	Field operating expenses	293.50
1/27/2017	46387	Atlas Automation	Field operating expenses	2,423.50
1/27/2017	46388	Complete Energy Services, Inc.	Field operating expenses	2,877.50
1/27/2017	46389	Davis Construction	Field operating expenses	1,198.83
1/27/2017	46390	Drummond Refrigeration LLC	Field operating expenses	68.87
1/27/2017	46391	EON Office	General and administrative expenses	167.89
1/27/2017	46392	Francotyp-Postalia, Inc.	General and administrative expenses	109.80

1/27/2017	46393	Homax Oil Sales Inc.	Field operating expenses	1,631.26
1/27/2017	46394	PMI, Inc.	Field operating expenses	55.50
1/27/2017	46395	Rosemont WTC Denver	General and administrative expenses	7,500.00
1/27/2017	46396	Sam Ellis	Field operating expenses	880.00
1/27/2017	46397	Support.com, Inc.	General and administrative expenses	2,193.00
1/27/2017	46398	True Value of Rawlins	Field operating expenses	131.31
1/27/2017	46399	Weatherford Art. Lift Systems	Field operating expenses	13,769.40
1/27/2017	46400	Winchester Well Service, Inc.	Field operating expenses	15,838.88
1/27/2017	46401	Zavanna, LLC	Joint interest billing payment	2,236.46
1/23/2017	46371	Anne Wilcoxson	Payment of royalties/overrides	192.57
1/23/2017	46372	Belinda R. Ervin	Payment of royalties/overrides	96.28
1/23/2017	46373	Charlene A. Carpenter	Payment of royalties/overrides	164.32
1/23/2017	46374	Corinthian Believer Fellowship	Payment of royalties/overrides	770.27
1/23/2017	46375	Fritz I. Merback	Payment of royalties/overrides	44.41
1/23/2017	46376	Janice Bacon Walker	Payment of royalties/overrides	192.57
1/23/2017	46377	Kfrt	Payment of royalties/overrides	68.47
1/23/2017	46378	Lubnau, LLC	Payment of royalties/overrides	161.77
1/23/2017	46379	M. G. Cook	Payment of royalties/overrides	80.87
1/23/2017	46380	Mark Merback	Payment of royalties/overrides	44.41
1/23/2017	46381	Mullinnix LLC	Payment of royalties/overrides	701.81
1/23/2017	46382	Paula Kay Herzog	Payment of royalties/overrides	96.28
1/23/2017	46383	Ricki Jo Eslinger	Payment of royalties/overrides	44.41
1/23/2017	46384	Wesley R. Clark	Payment of royalties/overrides	192.57
1/23/2017	46385	William C. Eiland	Payment of royalties/overrides	385.14
1/1/2017	debit card	SPL, Inc.	General and administrative expenses	855.00
1/3/2017	debit card	Microsoft	General and administrative expenses	105.32
1/3/2017	debit card	Indelac Controls, Inc.	Field operating expenses	664.21
1/6/2017	debit card	Comcast	General and administrative expenses	141.00
1/10/2017	debit card	Innovative Office Solutions	General and administrative expenses	10.00
1/10/2017	debit card	CED Inc.	Field operating expenses	138.56
1/3/2017	debit card	Union Telephone Company	Field operating expenses	644.70
1/1/2017	debit card	Towne Park	General and administrative expenses	722.99
1/7/2017	debit card	UPS	General and administrative expenses	36.54
1/19/2017	debit card	CED Inc.	Field operating expenses	207.84
1/18/2017	debit card	Wyoming Secretary of State	General and administrative expenses	52.00
1/16/2017	debit card	Winn-Marion Barber, LLC	Field operating expenses	508.38
1/12/2017	debit card	CED Inc.	Field operating expenses	261.09
1/17/2017	debit card	Amazon	Field operating expenses	21.45
1/22/2017	debit card	Amazon	Field operating expenses	272.41
1/18/2017	debit card	ND Industrial Commission	General and administrative expenses	50.00
1/23/2017	debit card	Grainger	Field operating expenses	108.78
1/23/2017	debit card	CED Inc.	Field operating expenses	67.42
1/19/2017	debit card	Datarooms.com	General and administrative expenses	1,846.30
1/25/2017	debit card	Flogistix - Wyoming, LLC	Field operating expenses	3,310.11
1/23/2017	debit card	Flogistix - Wyoming, LLC	Field operating expenses	3,310.11
1/28/2017	debit card	Start Meeting	General and administrative expenses	26.90
1/20/2017	debit card	Wyoming Depart of Revenue	Payment of taxes	34,023.30
1/27/2017	debit card	Office of Natural Resources	Payment of royalties/overrides	104,822.83
1/20/2017	debit card	Indelac Controls, Inc.	Field operating expenses	474.38
1/25/2017	debit card	CED Inc.	Field operating expenses	317.30
1/23/2017	wire	Warren Energy	Field operating expenses	990.71
1/13/2017	wire	Co-Advantage	Payroll - 1/13/17	68,987.57
1/27/2017	wire	Co-Advantage	Payroll - 1/27/17	67,549.52

			Total Cash Disbursements	$857,879.13	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    January 31, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$5,610,658	$10,037,754
Accounts Receivable (from Form 2-E)		1,458,768	1,843,543
Receivable from Officers, Employees, Affiliates		(433,491)	408,716
Inventory		2,146,693	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,361	303,393
	Prepaid expenses and deposits	364,869	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,430,858	$15,501,971

Fixed Assets (at cost):
Land		$1,169,019	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,448,901	166,099,098
Total Fixed Assets		167,617,920	167,268,109
Less: Accumulated Depreciation		(116,991,735)	(107,050,551)
Net Fixed Assets		$50,626,185	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$65,534,045	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,703,417	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		387,316	-
Post-petition Taxes Payable (from Form 2-E)		509,821	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	306,679	-
	Other accrued liabilities and expenses	728,734	-
Total Post Petition Liabilities		3,635,967	$2,548

Pre Petition Liabilities:
Secured Debt		41,100,433	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,454,115	11,429,928
Total Pre Petition Liabilities		51,665,827	54,482,954

TOTAL LIABILITIES		$55,301,794	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(16,373,659)	-
TOTAL OWNERS' EQUITY		$10,232,251	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$65,534,045	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    January 1, 2017 to January 31, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$890,686	$10,475,458
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$890,686	$10,475,458

Cost of Goods Sold	724,968	11,382,856

Gross Profit	$165,718	$(907,398)

Operating Expenses:
Officer Compensation	$16,346	$673,058
Selling, General and Administrative	67,616	1,583,985
Rents and Leases	7,500	142,663
Depreciation, Depletion and Amortization	675,332	9,941,185
Other (list):	0	0
	0	0

Total Operating Expenses	$766,794	$12,340,891

Operating Income (Loss)	$(601,076)	$(13,248,289)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	144	3,899
Interest Expense	(40,715)	(989,028)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(40,571)	$(1,202,251)

Reorganization Expenses
Legal and Professional Fees	$104,826	$1,871,317
Other Reorganization Expense	1,041	51,802

Total Reorganization Expenses	$105,867	$1,923,119

Net Income (Loss) Before Income Taxes	$(747,514)	$(16,373,659)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(747,514)	$(16,373,659)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    January 1, 2017 to January 31, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	13,358	(13,358)	$ -
Employee FICA taxes withheld	$ -	7,721	(7,721)	$ -
Employer FICA taxes	$ -	7,945	(7,945)	$ -
Unemployment taxes	$ -	483	(483)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	2,236	(2,236)	$ -
Local
Personal property taxes	$ 326,767	65,482	(1,188)	$ 391,061
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 98,672	54,463	(34,375)	$ 118,760
			Total unpaid post-petition taxes	$ 509,821
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	6/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	6/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	6/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    January 1, 2017 to January 31, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				42,449	42,449
Post-petition receivables	1,270,708	43,460	638	101,513	1,416,319
Total	1,270,708	43,460	638	143,962	1,458,768

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	522,553	207,684	335,323	637,857	1,703,417
Other Payables
Total	522,553	207,684	335,323	637,857	1,703,417

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$ 14,827			$ 117,911
Counsel for Unsecured
Creditors' Committee					$ 71,211
Trustee's Counsel
Accountant					$ 4,625
Creditor Counsel	$ 190,286	$ 25,000	($15,306)		$ 60,000
Creditor Advisors		$ 15,000	($31,908)		$ 58,233
Other:		$ 50,000	($188)		$ 75,336
Total	$ 190,286	$ 104,827	($47,402)		$ 387,316
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 1/13, 1/27		16,346
Brent Hathaway	Director		Board of Directors' fees		7,500
Roy Cohee	Director		Board of Directors' fees		7,500
Taylor Simonton	Director		Board of Directors' fees		7,500

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           January 31, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$ 857,879
February	2017
March	2017

TOTAL 1st Quarter			$ 857,879

April	2017
May	2017
June	2017

TOTAL 2nd Quarter

July	2017
August	2017
September	2017

TOTAL 3rd Quarter

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325		$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650		$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975		$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625		$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950		$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875		$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    January 31, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from January 1st through January 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. The Debtor has hired an investment bank to explore the sale of its assets, which is currently ongoing. Once a decision on moving forward has been reached, the Debtor will file a new Plan amending the one already submitted. In the interim, the Debtor continues to operate normally.

On December 14, 2016, the Debtor filed a motion with the Court to have Seaport Global Securities, LLC approved as investment bankers to assist the Debtor in exploring the sale of its assets. On January 26, 2016, the Court approved Seaport Global Securities, LLC as investment bankers.

On November 27, 2016, DNOW filed a motion for immediate payment of its allowed administrative expense claim. The Debtor filed its objection to the motion on December 14, 2016. On January 17, 2017, the Court denied DNOW’s motion.

Other significant events after the close of the reporting period:

In the pending case of Alan Eugene Humphrey, an individual, and Wyoming GTL, LLC, a Wyoming LLC v. Escalera Resources Co., United States District Court for the District of Colorado Case No. 15-cv-00769, on February 16 the District Court issued an order on the Debtor’s motion for summary judgment.  The District Court granted summary judgment on certain of the Debtor’s claims and pared down certain claims, issues and theories that the Plaintiffs can advance at trial. Trial is currently scheduled for the week of April 24, 2017. In connection with this matter, the Debtor is seeking reimbursement of approximately $1,400,000 from the Plaintiffs for advances made during 2014 and 2015 under a letter agreement with the Plaintiffs dated May 30, 2014.

On February 10, 2017, the bankruptcy court ruled in favor of Pacificorp and against the Debtor on the issue of whether electricity is a “good” for purposes of § 503(b)(9), thus creating an administrative priority claim for about $85,000. The Debtor timely filed a notice of appeal.

Rev. 1/15/14